STRATEGIC AND OPERATIONAL OVERVIEW February 7, 2018 Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2017. Such risks include – but are not limited to – GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; our joint venture in China, which we cannot operate solely for our benefit and over which we have limited control; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; foreign currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general economic and business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; and changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, expect as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, current and prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China. 2

GM FINANCIAL COMPANY OVERVIEW GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns 3 • GM Financial (GMF) is General Motors’ global captive finance company • Earning assets of $86.0B, with global operations covering ~90% of GM’s worldwide sales – Offering auto finance products to 14,000 dealers worldwide – Nearly 4 million retail contracts outstanding • GMF is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value

GM FINANCIAL EVOLUTION Launched lease and floorplan enabling “captive light” support in North America Launched prime loan product in the U.S. Became exclusive subvented loan & lease provider in the U.S. Increased percentage of GM retail business in North America KEY AREAS OF FOCUS Achieve captive level penetration Grow U.S. floorplan Efficiently fund growth Drive captive value proposition Global expansion to align with GM sales footprint, covering about 90% of GM’s worldwide sales Acquisition of GM Financial (2010-2013) Acquisition of International Operations (2013-2015) Captive Expansion (2014-2017) Leveraging the Platform (2018 and Beyond) 4

GM FINANCIAL CAPTIVE VALUE PROPOSITION • Drive vehicle sales – Offer competitive, comprehensive suite of finance products and services – Support GM’s Go-To-Market strategies – Provide programs to support dealer sales GM Financial ranks highest when it comes to manufacturer loyalty1 • Lead generation programs • Sales/product training • Dealer Dividends • Lease-end loyalty waivers • Enhance customer experience and loyalty – Integrate with GM to enrich the customer experience and increase retention • Customer-centric servicing approach • Comprehensive voice-of-the-customer program • Ongoing investment in technologies to improve customer interaction • Robust lease end-of-term remarketing process to support dealer base and maximize resale values • Support GM customers and dealers across economic cycles – Unencumbered balance sheet and strong liquidity position • Contribute to enterprise profitability – Earned $1.2B in pre-tax income for the year ended December 31, 2017 – Target annual pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis 1. Based on CY 2016 IHS Markit Lease and Retail Return to Market Manufacturer Loyalty. Data based on disposal methodology and GM custom segmentation in the U.S. Manufacturer Loyalty rate equals households who return to market from a captive OEM leased or purchased vehicle and remain loyal to the same manufacturer. 5 • First look access to off-lease inventory • Integrated online application

$679 $762 $1,196 CY-15 CY-16 CY-17 Pre-tax Income from Continuing Operations ($M) North America International 2.4% 2.4% 2.0% CY-15 CY-16 CY-17 Net Charge-offs on Loans1 $34.0 $39.7 $45.3 CY-15 CY-16 CY-17 Origination Volume ($B) Latin America Retail Leases Latin America Retail Loans North America Retail Leases North America Retail Loans 2.7% 2.1% 1.8% CY-15 CY-16 CY-17 Operating Expense Ratio2 STRONG OPERATING RESULTS 6 1. As percentage of average retail finance receivables 2. As percentage of average earning assets

$47.9 $68.6 $86.0 Dec-15 Dec-16 Dec-17 Ending Earning Assets ($B) Retail Loan Retail Lease Commercial Loan $13.0 $12.2 $17.9 Dec-15 Dec-16 Dec-17 Liquidity ($B) Borrowing capacity Cash • Ending earning assets shifting to predominantly higher credit quality assets driven by growth in North America – North America sub-prime loan portfolio (<620 FICO) represented approximately 12% of ending earning assets at December 31, 2017, compared to 15% at December 31, 2016 • Liquidity at December 2017 impacted by increased cash and additional borrowing capacity on secured credit facilities, resulting from issuances of secured and unsecured debt and preferred stock SOLID BALANCE SHEET 7

$6.9 $7.5 $9.1 Dec-15 Dec-16 Dec-17 Tangible Net Worth ($B) • Tangible net worth higher due to increased earnings and issuance of preferred stock, partially offset by losses on foreign exchange translation – Accumulated other comprehensive loss related to FX of $0.8B at December 31, 2017 • Leverage decrease primarily attributable to the issuance of preferred stock, tax reform benefits and continued earnings growth SOLID BALANCE SHEET (CONTINUED) 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on Sept 4, 2014 2. December 31, 2015 and December 31, 2016 ratios as originally reported 8 8.28x 10.41x 9.49x Dec-15 Dec-16 Dec-17 Leverage Ratio1,2

FINANCIAL SUPPORT FROM GM • Support Agreement in place between GM and GMF – Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy – Five-year agreement that automatically renews annually in September • Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding • Solidifies GMF’s liquidity position – Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal – Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B • Establishes leverage limits and provides funding support to GMF if needed – Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM: 9 1. Measured at each calendar quarter GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At December 31, 2017

GM GM Financial Current Ratings Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB BBB Stable BBB BBB Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable COMMITTED TO INVESTMENT GRADE GM targeting performance consistent with “A” ratings criteria; investment grade status achieved with all agencies and aligned with GM’s ratings; investment grade rating critical for captive strategy execution 10

FUNDING PLATFORM


Debt Outstanding
at December 31, 2017
Secured
49%
$80.7B
Unsecured[1]
51%

- **Stable funding mix, with unsecured funding comprising ~50% of total debt**
  - Strategy to fund locally with flexibility to issue globally to support U.S. growth
- **Credit facilities**
  - Committed credit facilities totaling $26.0B provided by 25 banks
    - Additionally, $2.5B drawn on uncommitted credit facilities
- **Securitization platforms**
  - Segregated by asset type and geography – current platforms:
    - AMCAR – U.S. Sub-prime Retail Loan
    - GMALT – U.S. Lease
    - GFORT – U.S. Floorplan
    - GCOLT – Canada Lease
    - GMCAR – U.S. Prime Retail Loan
  - Issued $14.0B in public secured debt during CY 2017; projected CY 2018 issuances: ~$14-15B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in the U.S., Canada and Latin America
  - Will continue to be regular issuer off EMTN shelf to support U.S. funding needs
  - Issued $12.7B in unsecured debt during 2017; projected CY 2018 issuances: ~$7-9B, 6-8 offerings
- **September 2017, issued $1.0B in non-voting cumulative perpetual preferred stock**
  - Bolstered capital base and reduced leverage

1. Includes $2.4B in unsecured credit facilities

GM FINANCIAL | 11

OPERATING METRICS 12

GM AND GMF PENETRATION STATISTICS

	CY 2017	CY 2016	Quarter Ended Dec-17	Quarter Ended Sept-17	Quarter Ended Dec-16
GMF as a % of GM Retail Sales					
U.S.	39.2%	33.8%	30.4%	35.6%	32.2%
Latin America[1]	58.1%	54.0%	55.7%	57.4%	51.4%
GMF Wholesale Dealer Penetration					
U.S.	20.2%	15.9%	20.2%	19.4%	15.9%
Latin America	96.5%	96.2%	97.3%	96.0%	97.2%
GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease)					
U.S.	88.1%	87.3%	89.2%	88.5%	86.3%
Latin America	94.2%	95.5%	93.9%	93.9%	94.9%

- In the U.S., calendar year increase in GM retail sales penetration driven by lease share and strong down payment assistance and subvention programs in the first half of 2017; second half impacted by lower lease share and type of incentive programs offered
- In Latin America, GM retail sales penetration up year-over-year for the quarter and calendar year due to continued strong joint campaign activity with GM
- GMF wholesale dealer penetration in the U.S. continues to increase with success of refreshed Dealer Dividends program, achieving the 20% market share milestone

1. GMF penetration of GM retail sales for all periods presented was revised to more closely align with GM's regional definition of retail sales

GM FINANCIAL 13

$0.9 $0.8 $0.9 $1.0 $1.0 $0.6 $0.7 $0.7 $0.5 $0.5 $0.6 $0.7 $0.6 $0.6 $0.5 $1.8 $3.4 $3.1 $2.6 $2.4 $3.9 $5.6 $5.3 $4.7 $4.4 $21.8 $24.4 $26.0 $27.0 $27.6 $26.4 $29.3 $31.1 $32.3 $32.8 Dec-16 Mar-17 Jun-17 Sept-17 Dec-17 North America GM New North America GM Used North America Non-GM Latin America North America Retail Finance Receivables Total Retail Finance Receivables RETAIL LOAN ORIGINATIONS U.S. Metrics: GMF as % of GM New ≥620 12% 33% 23% 18% 14% GMF as % of GM New <620 29% 45% 48% 40% 34% Weighted Avg. FICO Score 682 703 698 696 702 ($B) No th eri 1 No th eri 2 North eri No - 3 1. Loans originated on new vehicles by GM dealers 2. Loans originated on used vehicles by GM dealers 3. Loans originated on vehicles by non-GM dealers 14

2.6% 2.3% 1.7% 1.9% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dec-16 Mar-17 Jun-17 Sept-17 Dec-17 Net charge-offs 31-60 day delinquency 61+ day delinquency • December 2017 net charge-off percentage is down compared to December 2016 due to positive impact of credit mix shift to prime • North America recovery rates are expected to trend down year-over-year in 2018 RETAIL LOAN CREDIT PERFORMANCE North America Recovery Rate 50% 52% 54% 52% 50% Net r - ff 1 1. As annualized percentage of average retail finance receivables 15

$5.6 $6.0 $6.2 $6.1 $5.5 $0.3 $0.3 $0.5 $0.4 $0.3 $5.9 $6.3 $6.7 $6.5 $5.8 $34.3 $37.1 $39.7 $41.8 $42.9 Dec-16 Mar-17 Jun-17 Sept-17 Dec-17 U.S. Lease Volume Other Lease Volume Lease Portfolio • Origination volume directly corresponds to GM sales mix between loan, lease and cash • U.S. lease portfolio at December 31, 2017: – 1.5 million contracts with a balance of $40.4B – 95% of lease portfolio had a FICO score or equivalent greater than 620 at origination – 99% of operating leases were current with respect to payment status LEASE ORIGINATIONS ($B) Lease um 1 16 1. Canada and Latin America

0 10,000 20,000 30,000 40,000 50,000 90% 95% 100% 105% 110% 115% 120% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 V o lum e R es id u a l R e a liz ati o n – G a in/ (L o ss ) Quarterly U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 Q4 2016 – Q4 2017 Sales (Avg % Per Unit) Car Sales CUV/SUV/Truck Sales Car Avg G(L) CUV/SUV/Truck Avg G(L) Total Avg G(L) • GM and GMF jointly support residual values • Residual performance on returned vehicles2 – U.S. disposition proceeds on returned leased vehicles compared to estimates at origination in the December 2017 quarter were up year-over-year and stable sequentially – Used car prices declined ~5% year-over-year in 2017 – Increasing supply of used vehicles in 2018 will continue to pressure used car prices • Expect further decline of 5-6% as compared to 2017 U.S. RESIDUAL VALUE 17 1. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period 2. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF

$6.5 $7.0 $8.3 $8.1 $8.7 $1.4 $1.5 $1.4 $1.4 $1.6 $7.9 $8.5 $9.7 $9.5 $10.3 1,356 1,385 1,459 1,502 1,538 Dec-16 Mar-17 Jun-17 Sept-17 Dec-17 North America Commercial Finance Receivables ($B) Latin America Commercial Finance Receivables ($B) Number of Dealers • Steady growth in number of U.S. dealers and receivables outstanding – U.S. dealers totaled 912 at December 31, 2017, a 25% increase year-over-year • Floorplan financing represents more than 90% of commercial portfolio COMMERCIAL LENDING 18

• GMF owns a 35% equity stake in SAIC-GMAC joint venture – Joint venture began operations in 2004 – Ownership stake gives GMF a presence in the largest auto market – Results reflected in financial statements under equity method • China market – GM’s market share for the calendar year 2017 was 14.3%; industry grew low-to-mid single digits – Car purchases are primarily cash transactions; financing penetration relatively low compared to other regions – Relative to the U.S., auto loans typically have higher down payments, lower LTVs and shorter terms 20.2% 29.3% 38.1% CY-15 CY-16 CY-17 China JV as % of SGM1 Retail Sales2 $5.9 $8.3 $11.2 CY-15 CY-16 CY-17 Retail Origination Volume2 ($B) SAIC-GMAC CHINA JOINT VENTURE 19 1. SAIC General Motors Corporation Limited 2. Includes off-balance sheet contracts originated for third parties

$10.2 $11.1 $14.2 Dec-15 Dec-16 Dec-17 Ending Earning Assets1 ($B) Retail Loan Commercial Loan 0.6% 0.3% 0.1% CY-15 CY-16 CY-17 Net Charge-offs on Loans2 $116 $151 $173 CY-15 CY-16 CY-17 Equity Income ($M) • Favorable results driven by: – Portfolio growth – Increasing penetration of SGM retail sales – Strong credit dynamics SAIC-GMAC CHINA JOINT VENTURE 1. Commercial finance receivables are not netted with dealer deposits, in comparison to GMF U.S. GAAP presentation of $2.7B, $2.0B and $2.5B at December 31, 2015, 2016 and 2017, respectively 2. As percentage of average retail finance receivables 20

GM FINANCIAL KEY STRENGTHS • GM priority to grow GM Financial – Expansion of captive presence in the U.S. – Maintain captive penetration levels outside the U.S. • Operations covering ~90% of GM’s worldwide sales – Incremental growth opportunities through product offerings and enhancements and geographic expansion – Growing finance penetration in China provides opportunity for increased profitability • Investment grade rating; committed bank lines, well- established ABS and unsecured debt issuance programs – Along with GM, committed to running the business consistent with “A” ratings criteria • Earned $1.2B in pre-tax income for the year ended December 31, 2017 FULL SUITE OF AUTO FINANCE SOLUTIONS STRONG FINANCIAL PERFORMANCE EXPERIENCED AND SEASONED MANAGEMENT TEAM STRATEGIC INTERDEPENDENCE WITH GM SOLID GLOBAL FUNDING PLATFORM 21

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